EXHIBIT 10.17

                                     FORM OF
                               SECURITY AGREEMENT

-------------------------------                    --------------------- , 199_
(Banking Office)

      FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (the "Bank"), in its discretion, to make loans or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (the
"Debtor"), whether the loans or credit so extended shall be absolute or contingent, the Debtor (jointly and severally, if more than one and whether executing the same or separate instruments) grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of the Debtor to it, whether incurred by the Debtor as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whensoever acquired by the Bank including interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding of the Debtor whether or not such interest is an allowable claim in any proceeding and irrespective of the discharge or release of the Debtor in such proceeding (all of which are referred to collectively as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of the Debtor or in which the Debtor has an interest wherever located and whether now or hereafter existing or now owned or hereafter acquired and whether or not subject to the Uniform Commercial Code (the "Code") specified in Schedule A hereto, and also including all interest, dividends and other distributions thereon paid and payable in cash or in property, and all replacements and substitutions for, and all accessions and additions to, and all products and proceeds of, all of the foregoing (all of which are referred to as the "Collateral").

      The Debtor agrees to deliver to the Bank whenever called for by it such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and the Debtor hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of the Debtor or in which the Debtor may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on its behalf, whether for the express purpose of being used by the Bank as collateral security or held in custody or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf (said additional personal property is also referred to as the "Collateral"). The Debtor hereby authorizes the Bank in its discretion, at any time, whether or not the Collateral is deemed by it adequate, to appropriate and apply upon any of the Obligations, whether or not due, any of such property of the Debtor and to charge any of the Obligations against any balance of any account standing to the credit of the Debtor on the books of the Bank.

      Upon failure of the Debtor to pay any Obligation when becoming or made due, in accordance with its terms, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Code and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or otherwise dispose of or of time or place of sale or other disposition or of redemption or other notice or demand whatsoever to the Debtor, all of which, to the extent permitted by law, are hereby expressly waived, and without advertisement, (a) sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which the Debtor may have therein, and (b) exercise any and all rights, options, powers, benefits or privileges given to the Bank upon any life insurance policies held as Collateral. After deducting from the proceeds of any such sale or other disposition of the Collateral all expenses (including, but not limited to, reasonable attorneys' fees and expenses and other expenses as set forth below), the Bank shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as the Bank shall elect, the Debtor remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, the Debtor hereby agrees that a notice sent at least five days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. The Debtor also agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

      At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Debtor, which right, to the extent permitted by law, is hereby waived and released.

      The Bank may, without any notice to the Debtor, in its discretion, whether or not any of the Obligations are due, in its name or in the name of the Debtor, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith may deposit any of the Collateral with any committee or depositary upon such terms as the Bank may in its discretion deem appropriate, and the Debtor does hereby constitute and appoint the Bank the Debtor's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as the Debtor might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify an account debtor or the obliger on any instrument to make payment to it, regardless of whether or not the Debtor had been previously making collections on the Collateral, and the Bank may take control of any proceeds of any of the Collateral. Upon request of the Bank, the Debtor shall receive and hold all proceeds of the Collateral in trust for the Bank and not commingle any collections with any of its own funds and immediately deliver such collections to the Bank.

      The Debtor agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including, but not limited to, reasonable attorneys' fees and expenses and costs of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder, whether or not litigation is commenced.

      The Debtor agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein, and the Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the Obligations. The Debtor agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without any notice to the Debtor, in its discretion, and for its own benefit, lend, use, transfer or repledge to any third party all or any part of the Collateral by itself or commingled with the property of others, in bulk or otherwise. The Bank may, without any notice to the Debtor, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

      The Bank may, without any notice to the Debtor, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

      Calls for Collateral, demand for payment or notice to the Debtor may be given by leaving same at the address given below or any other address hereafter filed with the Bank, or by mailing same to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be effective whether or not received by the Debtor. The Debtor agrees not to change its name, any of its places of business, remove any records of the Debtor relating to any of the Collateral or move any of the Collateral without giving the Bank thirty days prior written notice.

      With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve, obtain, secure or acquire rights or property against or from any parties.

      The Debtor authorizes the Bank, at the Debtor's expense, to file one or more financing statements and amendments thereto to perfect the security interests granted herein, without the Debtor's signature thereon, and to take all actions necessary to perfect (whether by filing, possession, control or otherwise) its security interest in the Collateral under any applicable law or regulation and the Debtor agrees to do, file, record, make, execute and deliver all such acts, deeds, things, agreements, notices, instruments and financing statements as the Bank may request in order to perfect and enforce the rights of the Bank herein.

      If at any time it is necessary in the opinion of counsel to the Bank that any or all of the securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939, as amended, in order to permit the sale or other disposition of the Pledged Securities, the Debtor shall at the Bank's request and at the expense of the Debtor use the best efforts of the Debtor promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification under such laws and in such jurisdictions and for as long as deemed appropriate by the Bank.

      The Debtor hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank space herein (including any schedule hereto) according to the terms upon which said Obligation was granted.

      This agreement may not be amended, or compliance with its terms waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

      No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

      Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

      This agreement may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

      This agreement shall be construed and interpreted, and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York without regard to principles of conflict of laws.

      Unless otherwise defined or the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

      Every provision of this agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      Any notice to the Bank shall be effective only upon receipt by the Bank and if directed to the Bank at its banking office set forth above or any other address hereafter specified by written notice from the Bank to the Debtor.

      The Debtor represents and warrants that at the time the Collateral becomes subject to the Bank's security interest, the Debtor shall be the sole owner of and fully authorized and able to sell, transfer, pledge and/or grant a first priority security interest in the Collateral to the Bank and the Collateral shall be free and clear of all other claims, liens, charges, security interests and encumbrances except as permitted in writing by the Bank. The Debtor represents and warrants to the Bank that any information furnished to the Bank regarding the Collateral is true and correct on the date hereof and is complete in all material respects.

IF THE DEBTOR IS A CORPORATION:

      The Debtor represents and warrants that the Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that the execution, delivery and performance of this agreement are within the Debtor's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this agreement has the authority to execute and deliver this agreement on behalf of the Debtor.

IF THE DEBTOR IS A LIMITED LIABILITY COMPANY:

      The Debtor represents and warrants that the Debtor is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization; that the execution delivery and performance of this agreement are within the Debtor's company powers and have been duly authorized by all necessary action of its members; and that each person executing this agreement has the authority to execute and deliver this agreement on behalf of the Debtor.

IF THE DEBTOR IS A PARTNERSHIP:

      The Debtor represents and warrants that the Debtor is a partnership duly formed under the laws of the state of its formation, that the execution delivery and performance of this agreement are within the Debtor's partnership powers and have been duly authorized by all necessary action of its partners and do not contravene the provisions of its partnership agreement; and that each person executing this agreement has the authority to execute and deliver this agreement on behalf of the Debtor.

      THE DEBTOR SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN SAID COURTS OR IN COURTS LOCATED ELSEWHERE AS THE BANK MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

      THE DEBTOR AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


NAME OF GUARANTOR:                ,     In ADDRESS OF GUARANTOR




SIGNATURE OF DEBTOR
OR AUTHORIZED SIGNER:
If Authorized Signer
Name:
Title:


SIGNATURE OF DEBTOR
OR AUTHORIZED SIGNER:
If Authorized Signer
Name:
Title:

                   [SCHEDULE A ON FOLLOWING PAGE MUST BE COMPLETED]

                                   SCHEDULE A

                                       TO

                               SECURITY AGREEMENT

                                   EXECUTED BY


                                (Name of Debtor)

      Property specifically included as "Collateral" for purposes of the within Security Agreement.

      All personal property and fixtures of the Debtor or in which the Debtor has an interest, in each case whether now or hereafter existing or now owned or hereafter acquired and whether subject to the Uniform Commercial Code including all goods, money, instruments, accounts, farm products, inventory, equipment, documents, chattel paper, securities and general intangibles (other than any and all copyrights, trademarks, service marks, patents and other similar rights and interests of the Debtor) and all interest, dividends and other distributions thereon paid and payable in cash or in property; and all replacements and substitutions for, and all accessions and additions to, and all products and Proceeds of, all of the foregoing.

As used herein the term Proceeds shall have the meaning set forth in Article 9 of the Uniform Commercial Code and, to the extent not otherwise included, shall include, but not be limited to, (i) any and all proceeds of any insurance, causes and rights of action or settlements thereof, escrowed amounts or property, judicial and arbitration judgments and awards, payable to the Debtor from or in respect of any person from time to time; (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the foregoing collateral by any governmental authority; (iii) all claims of the Debtor for losses or damages arising out of or relating to or for any breach of any agreements, covenants, representations or warranties or any default whether or not with respect to or under any of the foregoing collateral (without limiting any direct or independent rights of the Bank with respect to the collateral); and (iv) any and all other amounts from time to time paid or payable under or in connection with the foregoing collateral.